EXHIBIT 99.1

Lakeland Bancorp Reports 14% Increase in Net Income and Raises Cash Dividend

OAK RIDGE, N.J., Oct. 16, 2012 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported Net Income Available to Common Shareholders of $5.5 million or $0.20 per diluted share for the third quarter of 2012 compared to $4.8 million, or $0.18 per diluted share for the same period last year. The annualized Return on Average Assets in the third quarter of 2012 was 0.77%, while the annualized Return on Average Common Equity was 8.48%. Net Income Available to Common Shareholders for the first nine months of 2012 was $15.3 million or $0.56 per diluted share, 19% above the $12.9 million, or $0.48 per diluted share reported for the same period last year.

The Company declared a quarterly cash dividend of $0.07 per common share, an increase of $0.01 per common share from the previous quarter. The cash dividend will be paid on November 15, 2012 to holders of record as of the close of business on October 31, 2012.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "We are pleased to report strong quarterly and year-to-date financial results, as well as improved credit trends. Furthermore, we successfully completed a $25 million common stock offering and raised the cash dividend 17%."

Earnings

Net Interest Income

Net interest income for the third quarter of 2012 was $23.7 million, as compared to $24.4 million for the same period in 2011. The annualized Net Interest Margin ("NIM") for the third quarter of 2012 was 3.66%, which compared to 3.85% reported in the third quarter of 2011. The decrease in NIM in the third quarter as compared to the same period last year reflects a greater reduction in yields on interest-earning assets as compared to interest-bearing liabilities. The annualized yield on interest-earning assets declined to 4.25% in the third quarter of 2012 compared to 4.63% for the same period last year. The annualized cost of interest-bearing liabilities decreased from 0.95% in the third quarter of 2011 to 0.74% in the third quarter of 2012. Subsequent to the end of the third quarter of 2012 on October 7, 2012, the Company redeemed $25.8 million of junior subordinated debentures with a coupon rate of 7.535%. This transaction will have a positive impact on the cost of interest-bearing liabilities in the fourth quarter this year.

Year-to-date, net interest income at $71.3 million compared to the $73.4 million reported for the first nine months of 2011. Annualized NIM for the first nine months of 2012 at 3.70% compared to 3.89% for the same period last year. The Company's annualized yield on earning assets decreased from 4.69% for the first nine months of 2011, to 4.34% for the same period this year. The Company's cost of interest bearing liabilities decreased from 0.98% for the first nine months of 2011 to 0.79% for the same period this year.

Noninterest Income

Noninterest income, exclusive of gains on sales of investment securities, totaled $4.6 million for the third quarter of 2012, as compared to $4.3 million for the same period last year, an increase of 8%. In the third quarter of 2011, the Company recorded $785,000 on gains on sales of investment securities, as compared to no gains for the same period this year. Service charges on deposit accounts totaling $2.8 million increased by 5% primarily due to the implementation of a new demand deposit pricing structure in the second quarter of 2012. Commissions and fees at $1.2 million increased by $247,000, or 27%, primarily due to increased loan fees.

Noninterest income, exclusive of gains on sales of investment securities, totaled $13.2 million for the first nine months of 2012, which was $389,000 higher than last year's nine month total. Gains on investment securities totaled $273,000 in 2012 as compared to $1.2 million in 2011. Service charges on deposit accounts at $7.9 million were up 3%, while commissions and fees at $3.4 million increased by 22%, primarily due to increased loan fees and investment commission income. Gains on leasing related assets at $403,000 decreased by $407,000 in 2012, reflecting the reduction in the size of the leasing portfolio.

Noninterest Expense

Noninterest expense for the third quarter of 2012 was $17.0 million, as compared to $18.0 million for the same period last year. Included in the third quarter 2011 total was an $800,000 prepayment fee on long-term debt. Salary and benefit expense at $9.6 million increased by 3%. Legal expense at $135,000 was $322,000 lower than the third quarter of 2011 partially due to a $150,000 recovery in the third quarter of 2012 of previously expensed legal fees. Net occupancy expense at $1.8 million increased by 7%, primarily due to expenses incurred relating to the new operations and training center that was opened in the second quarter of 2012. Expenses on other real estate owned and other repossessed assets declined $323,000 as compared to the same period last year.

For the first nine months of 2012, noninterest expense was $49.7 million, compared to $51.8 million in 2011. Salary and benefit costs at $28.6 million increased 4%, while occupancy, furniture and equipment expenses at $8.6 million decreased by 2%. FDIC insurance expense at $1.6 million decreased by $558,000, or 26%, resulting from a change in FDIC assessment rate methodology. Core deposit intangibles were fully amortized in 2011, which resulted in a $577,000 reduction in expenses in 2012, while expenses on other real estate owned and other repossessed assets declined by $719,000 compared to the first nine months of 2011.

Financial Condition

At September 30, 2012, total assets were $2.86 billion, an increase of $33.7 million from December 31, 2011. Total loans were $2.06 billion, an increase of $23.6 million from $2.04 billion at year-end 2011, primarily due to increases in commercial real estate loans and residential mortgage loans of $15.8 million and $13.5 million, respectively. Total deposits were $2.34 billion, an increase of $91.5 million from December 31, 2011. Noninterest bearing demand deposits at $485.3 million have increased by $35.7 million or 8% from year-end 2011. Savings and interest-bearing transaction accounts at $1.54 billion have increased by $94.9 million, primarily in the public funds sector, while time deposits at $320.4 million, have decreased by $39.1 million.

Asset Quality

At September 30, 2012, non-performing assets totaled $29.2 million (1.02% of total assets) compared to $35.3 million (1.24% of total assets) at June 30, 2012. The Allowance for Loan and Lease Losses totaled $28.7 million at September 30, 2012 and represented 1.39% of total loans, and 101% of non-performing loans. In the third quarter of 2012, the Company had net charge offs totaling $3.2 million, or 0.63% of average loans. For the first nine months of 2012, the Company had net charge-offs of $11.5 million, as compared to $13.7 million for the same period last year.

Capital

At September 30, 2012, stockholders' equity was $277.5 million and book value per common share was $9.35, as compared to $8.99 at year-end 2011. As of September 30, 2012, the Company's leverage ratio was 9.05%. Tier I and total risk based capital ratios were 12.24% and 14.14%, respectively. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines. As previously discussed, the Company repaid $25.8 million in subordinated debentures. The Company's pro forma capital ratios considering the payment of the subordinated debentures would have been 8.61%, 11.65% and 12.90% for the leverage ratio, the Tier I risk based capital ratio and the total risk based capital ratio, respectively.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates," "projects," "intends," "estimates," "expects," "believes," "plans," "may," "will," "should," "could," and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets and, where applicable, long-term debt prepayment fees. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

Lakeland Bancorp, the holding company for Lakeland Bank, has a current asset base of $2.9 billion and forty-six (46) offices spanning six northwestern New Jersey counties: Bergen, Essex, Morris, Passaic, Sussex and Warren. Lakeland Bank, headquartered at 250 Oak Ridge Road, Oak Ridge, New Jersey offers an extensive array of consumer and commercial products and services, including online banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about their full line of products and services, visit their website at www.lakelandbank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2012	2011	2012	2011
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 23,655	$ 24,351	$ 71,349	$ 73,356
Provision for Loan and Lease Losses	(3,350)	(4,058)	(11,783)	(14,391)
Noninterest Income (excluding investment securities gains/losses)	4,640	4,310	13,195	12,806
Gains on investment securities	--	785	273	1,229
Noninterest Expense	(16,968)	(18,040)	(49,713)	(51,798)
Pretax Income	7,977	7,348	23,321	21,202
Tax Expense	(2,488)	(2,242)	(7,408)	(6,467)
Net Income	$ 5,489	$ 5,106	$ 15,913	$ 14,735
Dividends on Preferred Stock and Discount Accretion	--	(293)	(620)	(1,873)
Net Income Available to Common Stockholders	$ 5,489	$ 4,813	$ 15,293	$ 12,862

Basic Earnings Per Common Share (1)	$ 0.20	$ 0.18	$ 0.56	$ 0.48
Diluted Earnings Per Common Share (1)	$ 0.20	$ 0.18	$ 0.56	$ 0.48
Dividends per Common Share (1)	$ 0.06	$ 0.057	$ 0.18	$ 0.17
Weighted Average Shares - Basic (1)	27,550	26,588	26,998	26,552
Weighted Average Shares - Diluted (1)	27,642	26,639	27,065	26,681

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.77%	0.73%	0.75%	0.71%
Annualized Return on Average Common Equity	8.48%	8.59%	8.55%	8.54%
Annualized Return on Average Tangible Common Equity (3)	12.81%	13.63%	13.16%	13.74%
Annualized Return on Interest Earning Assets	4.25%	4.63%	4.34%	4.69%
Annualized Cost of Interest Bearing Liabilities	0.74%	0.95%	0.79%	0.98%
Annualized Net interest spread	3.51%	3.68%	3.55%	3.71%
Annualized Net interest margin	3.66%	3.85%	3.70%	3.89%
Efficiency ratio (3)	58.91%	57.01%	57.93%	56.61%
Stockholders' equity to total assets			9.71%	9.30%
Book value per common share (1) (2)			$ 9.35	$ 8.82
Tangible book value per common share (1) (2) (3)			$ 6.41	$ 5.57
Tangible common equity to tangible assets (2) (3)			6.87%	5.63%

ASSET QUALITY RATIOS			9/30/2012	12/31/2011
Ratio of allowance for loan and lease losses to total loans			1.39%	1.39%
Non-performing loans to total loans			1.37%	2.40%
Non-performing assets to total assets			1.02%	1.78%
Annualized net charge-offs to average loans			0.75%	0.89%

SELECTED BALANCE SHEET DATA AT PERIOD-END			9/30/2012	12/31/2011
Loans and Leases			$ 2,064,913	$ 2,041,326
Allowance for Loan and Lease Losses			(28,669)	(28,416)
Investment Securities			521,294	543,644
Total Assets			2,859,647	2,825,950
Total Deposits			2,341,108	2,249,653
Short-Term Borrowings			54,581	72,131
Other Borrowings			172,322	232,322
Stockholders' Equity			277,544	259,783

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Nine Months Ended
	9/30/2012	9/30/2011	9/30/2012	9/30/2011
Loans and Leases, net	$ 2,062,928	$ 1,982,637	$ 2,063,609	$ 1,988,585
Investment Securities	501,862	518,194	508,254	531,078
Interest-Earning Assets	2,598,061	2,537,284	2,599,163	2,552,144
Total Assets	2,827,885	2,762,305	2,818,326	2,773,858
Non Interest-Bearing Demand Deposits	477,311	424,938	466,747	412,435
Savings Deposits	350,135	334,909	346,829	330,103
Interest-Bearing Transaction Accounts	1,169,953	1,058,085	1,149,501	1,075,313
Time Deposits	324,355	397,029	335,947	407,182
Total Deposits	2,321,754	2,214,961	2,299,024	2,225,033
Short-Term Borrowings	50,180	58,983	63,402	60,986
Other Borrowings	184,023	222,086	190,992	221,147
Total Interest-Bearing Liabilities	2,078,647	2,071,092	2,086,671	2,094,731
Stockholders' Equity	257,557	254,174	251,185	254,237
Common Stockholders' Equity	257,557	235,785	248,622	230,689

(1) Adjusted for 5% stock dividend payable on April 16, 2012 to shareholders of record March 30, 2012.
(2) Excludes preferred stock
(3) See supplemental information - non-GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$24,929	$25,999	$75,659	$78,784
Federal funds sold and interest bearing deposits with banks	17	16	29	39
Taxable investment securities and other	2,121	2,773	6,668	8,448
Tax exempt investment securities	428	500	1,371	1,506
TOTAL INTEREST INCOME	27,495	29,288	83,727	88,777
INTEREST EXPENSE
Deposits	2,026	2,572	6,421	8,310
Federal funds purchased and securities sold under agreements to repurchase	12	18	68	73
Other borrowings	1,802	2,347	5,889	7,038
TOTAL INTEREST EXPENSE	3,840	4,937	12,378	15,421
NET INTEREST INCOME	23,655	24,351	71,349	73,356
Provision for loan and lease losses	3,350	4,058	11,783	14,391
NET INTEREST INCOME AFTER PROVISION FOR
LOAN AND LEASE LOSSES	20,305	20,293	59,566	58,965
NONINTEREST INCOME
Service charges on deposit accounts	2,757	2,623	7,914	7,672
Commissions and fees	1,162	915	3,401	2,787
Gains on sales of investment securities	--	785	273	1,229
Income on bank owned life insurance	357	356	1,035	1,070
Gain on leasing related assets	100	117	403	810
Other income	264	299	442	467
TOTAL NONINTEREST INCOME	4,640	5,095	13,468	14,035
NONINTEREST EXPENSE
Salaries and employee benefits	9,578	9,280	28,578	27,465
Net occupancy expense	1,807	1,692	5,131	5,205
Furniture and equipment	1,205	1,172	3,427	3,561
Stationery, supplies and postage	388	298	1,079	1,058
Marketing expense	718	612	1,646	1,846
Amortization of core deposit intangibles	--	46	--	577
FDIC insurance expense	519	636	1,620	2,178
Collection expense	58	70	231	195
Legal expense	135	457	880	1,163
Expenses on other real estate owned and other repossessed assets	13	336	89	808
Long-term debt prepayment fee	--	800	--	800
Other expenses	2,547	2,641	7,032	6,942
TOTAL NONINTEREST EXPENSE	16,968	18,040	49,713	51,798
INCOME BEFORE PROVISION FOR INCOME TAXES	7,977	7,348	23,321	21,202
Provision for income taxes	2,488	2,242	7,408	6,467
NET INCOME	$5,489	$5,106	$15,913	$14,735
Dividends on Preferred Stock and Discount Accretion	--	293	620	1,873
Net Income Available to Common Stockholders	$5,489	$4,813	$15,293	$12,862
EARNINGS PER COMMON SHARE
Basic	$0.20	$0.18	$0.56	$0.48
Diluted	$0.20	$0.18	$0.56	$0.48
DIVIDENDS PER COMMON SHARE	$0.06	$0.057	$0.18	$0.17

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
ASSETS	2012	2011
(dollars in thousands)	(unaudited)
Cash and due from banks	$95,702	$60,688
Federal funds sold and interest-bearing deposits due from banks	7,349	11,870
Total cash and cash equivalents	103,051	72,558

Investment securities available for sale, at fair value	419,449	463,611
Investment securities held to maturity; fair value of $99,237 in 2012 and $74,274 in 2011	95,996	71,700
Federal Home Loan Bank Stock, at cost	5,849	8,333
Loans:
Commercial, secured by real estate	1,107,907	1,092,120
Commercial, industrial and other	201,308	209,915
Leases	26,548	28,879
Residential mortgages	419,685	406,222
Consumer and home equity	309,465	304,190
Total loans	2,064,913	2,041,326
Deferred cost	(134)	249
Allowance for loan and lease losses	(28,669)	(28,416)
Net loans	2,036,110	2,013,159
Premises and equipment, net	33,237	27,917
Accrued interest receivable	8,065	8,369
Goodwill	87,111	87,111
Bank owned life insurance	45,773	44,760
Other assets	25,006	28,432
TOTAL ASSETS	$2,859,647	$2,825,950

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$485,256	$449,560
Savings and interest-bearing transaction accounts	1,535,422	1,440,541
Time deposits under $100,000	196,939	211,797
Time deposits $100,000 and over	123,491	147,755
Total deposits	2,341,108	2,249,653
Federal funds purchased and securities sold under agreements to repurchase	54,581	72,131
Other borrowings	95,000	155,000
Subordinated debentures	77,322	77,322
Other liabilities	14,092	12,061
TOTAL LIABILITIES	2,582,103	2,566,167

STOCKHOLDERS' EQUITY
Preferred stock, Series A, no par value, $1,000 liquidation value, authorized
1,000,000 shares; issued 0 shares at September 30, 2012 and 19,000 shares at December 31, 2011	--	18,480
Common stock, no par value; authorized 40,000,000 shares; issued 29,941,967 shares at September 30, 2012 and 27,275,480 shares at December 31, 2011	303,719	270,044
Accumulated Deficit	(27,895)	(26,061)
Treasury shares, at cost, 251,425 shares at September 30, 2012 and 439,340 shares at December 31, 2011	(3,163)	(5,551)
Accumulated other comprehensive gain	4,883	2,871
TOTAL STOCKHOLDERS' EQUITY	277,544	259,783
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,859,647	$2,825,950

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	Sept 30,	Jun 30,	Mar 31,	Dec 31,	Sept 30,
(dollars in thousands, except per share data)	2012	2012	2012	2011	2011
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 23,655	$ 23,748	$ 23,946	$ 24,057	$ 24,351
Provision for Loan and Lease Losses	(3,350)	(3,877)	(4,556)	(4,425)	(4,058)
Noninterest Income (excluding investment securities gains)	4,640	4,530	4,025	4,082	4,310
Gains on investment securities	--	241	32	--	785
Long-term debt prepayment fee	--	--	--	--	(800)
Noninterest Expense, excluding long-term debt prepayment fee	(16,968)	(16,470)	(16,275)	(16,353)	(17,240)
Pretax Income	7,977	8,172	7,172	7,361	7,348
Tax Expense	(2,488)	(2,719)	(2,201)	(2,245)	(2,242)
Net Income	$ 5,489	$ 5,453	$ 4,971	$ 5,116	$ 5,106
Dividends on Preferred Stock and Discount Accretion	--	--	(620)	(294)	(293)
Net Income Available to Common Stockholders	$ 5,489	$ 5,453	$ 4,351	$ 4,822	$ 4,813

Basic Earnings Per Common Share (1)	$ 0.20	$ 0.20	$ 0.16	$ 0.18	$ 0.18
Diluted Earnings Per Common Share (1)	$ 0.20	$ 0.20	$ 0.16	$ 0.18	$ 0.18
Dividends per Common Share (1)	$ 0.060	$ 0.060	$ 0.057	$ 0.057	$ 0.057
Weighted Average Shares - Basic (1)	27,550	26,737	26,700	26,629	26,589
Weighted Average Shares - Diluted (1)	27,642	26,800	26,747	26,688	26,638

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.77%	0.78%	0.71%	0.72%	0.73%
Annualized Return on Average Common Equity	8.48%	8.94%	8.23%	8.50%	8.59%
Annualized Return on Tangible Common Equity (3)	12.81%	13.87%	12.83%	13.39%	13.63%
Annualized Net Interest Margin	3.66%	3.70%	3.76%	3.73%	3.85%
Efficiency ratio (3)	58.91%	57.18%	57.71%	57.67%	57.01%
Stockholders' equity to total assets	9.71%	8.65%	8.48%	9.19%	9.30%
Common stockholders' equity to total assets	9.71%	8.65%	8.48%	8.54%	8.62%
Tangible common equity to tangible assets (3)	6.87%	5.78%	5.60%	5.63%	5.63%
Tier 1 risk-based ratio	12.24%	10.21%	9.92%	11.23%	11.21%
Total risk-based ratio	14.14%	12.59%	12.37%	13.39%	13.46%
Tier 1 leverage ratio	9.05%	7.62%	7.46%	8.33%	8.29%
Book value per common share (1) (2)	$ 9.35	$ 9.15	$ 8.97	$ 8.99	$ 8.82
Tangible book value per common share (1) (2) (3)	$ 6.41	$ 5.92	$ 5.74	$ 5.75	$ 5.57

(1) Adjusted for 5% stock dividend payable on April 16, 2012 to shareholders of record March 30, 2012.
(2) Excludes preferred stock
(3) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	Sept 30,	Jun 30,	Mar 31,	Dec 31,	Sept 30,
(dollars in thousands)	2012	2012	2012	2011	2011
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 2,064,913	$ 2,088,695	$ 2,073,527	$ 2,041,326	$ 1,991,874
Allowance for Loan and Lease Losses	(28,669)	(28,543)	(28,700)	(28,416)	(28,024)
Investment Securities	521,294	516,432	522,761	543,644	515,019
Total Assets	2,859,647	2,853,202	2,852,347	2,825,950	2,741,768
Total Deposits	2,341,108	2,277,400	2,288,128	2,249,653	2,232,565
Short-Term Borrowings	54,581	92,958	96,453	72,131	53,175
Other Borrowings	172,322	222,322	212,322	232,323	187,322
Stockholders' Equity	277,544	246,941	241,955	259,783	254,898

Loans and Leases
Commercial real estate	$ 1,107,907	$ 1,116,726	$ 1,114,042	$ 1,092,120	$ 1,064,009
Commercial, industrial and other	201,308	216,406	219,270	209,915	195,121
Leases	26,548	25,603	26,214	28,879	36,178
Residential mortgages	419,685	421,338	412,027	406,222	392,454
Consumer and Home Equity	309,465	308,622	301,974	304,190	304,112
Total loans	$ 2,064,913	$ 2,088,695	$ 2,073,527	$ 2,041,326	$ 1,991,874

Deposits
Noninterest bearing	$ 485,256	$ 474,233	$ 476,349	$ 449,560	$ 424,789
Savings and interest-bearing transaction accounts	1,535,422	1,476,127	1,473,051	1,440,541	1,411,058
Time deposits under $100,000	196,939	201,817	206,766	211,797	222,337
Time deposits $100,000 and over	123,491	125,223	131,962	147,755	174,381
Total deposits	$ 2,341,108	$ 2,277,400	$ 2,288,128	$ 2,249,653	$ 2,232,565

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 2,062,928	$ 2,077,813	$ 2,050,093	$ 2,024,559	$ 1,982,637
Investment Securities	501,862	502,931	520,039	530,171	518,194
Interest-Earning Assets	2,598,061	2,605,294	2,592,654	2,585,062	2,537,284
Total Assets	2,827,885	2,820,789	2,806,197	2,809,452	2,762,305
Non Interest-Bearing Demand Deposits	477,311	473,853	448,893	452,638	424,938
Savings Deposits	350,135	352,095	338,221	332,258	334,909
Interest-Bearing Transaction Accounts	1,169,953	1,141,263	1,137,069	1,128,338	1,058,085
Time Deposits	324,355	332,669	350,937	380,443	397,029
Total Deposits	2,321,754	2,299,880	2,275,120	2,293,677	2,214,961
Short-Term Borrowings	50,180	71,558	68,612	54,056	58,983
Other Borrowings	184,023	190,478	198,553	190,826	222,086
Total Interest-Bearing Liabilities	2,078,647	2,088,062	2,093,392	2,085,921	2,071,092
Stockholders' Equity	257,557	245,253	250,676	257,164	254,174
Common Stockholders' Equity	257,557	245,253	242,957	238,713	235,785

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	Sept 30,	Jun 30,	Mar 31,	Dec 31,	Sept 30,
(dollars in thousands)	2012	2012	2012	2011	2011
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	4.81%	4.89%	4.99%	5.06%	5.20%
Taxable investment securities and other	1.96%	2.03%	2.09%	2.12%	2.48%
Tax-exempt securities	3.84%	4.09%	4.14%	4.28%	4.33%
Federal funds sold and interest-bearing cash accounts	0.20%	0.10%	0.11%	0.16%	0.18%
Total interest-earning assets	4.25%	4.35%	4.43%	4.46%	4.63%
Liabilities:
Savings accounts	0.10%	0.11%	0.11%	0.11%	0.12%
Interest-bearing transaction accounts	0.40%	0.44%	0.45%	0.51%	0.50%
Time deposits	0.94%	0.97%	1.02%	1.07%	1.13%
Borrowings	3.10%	3.13%	3.13%	3.47%	3.37%
Total interest-bearing liabilities	0.74%	0.81%	0.83%	0.90%	0.95%
Net interest spread (taxable equivalent basis)	3.51%	3.54%	3.60%	3.56%	3.68%
Annualized Net Interest Margin (taxable equivalent basis)	3.66%	3.70%	3.76%	3.73%	3.85%
Annualized Cost of Deposits	0.35%	0.37%	0.40%	0.44%	0.46%

ASSET QUALITY DATA
Allowance for Loan and Lease Losses
Balance at beginning of period	$ 28,543	$ 28,700	$ 28,416	$ 28,024	$ 28,252
Provision for loan losses	3,350	3,877	4,556	4,425	4,058
Net Charge-offs	(3,224)	(4,034)	(4,272)	(4,033)	(4,286)
Balance at end of period	$ 28,669	$ 28,543	$ 28,700	$ 28,416	$ 28,024

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ 1,420	$ 2,938	$ 3,550	$ 1,367	$ 1,420
Commercial, industrial and other	258	258	(30)	(201)	1,929
Leases	291	150	(210)	358	353
Home equity and consumer	334	528	617	1,355	422
Real estate - mortgage	921	160	345	1,154	162
Net charge-offs	$ 3,224	$ 4,034	$ 4,272	$ 4,033	$ 4,286

Nonperforming Assets
Commercial real estate	$ 14,211	$ 18,843	$ 23,119	$ 28,971	$ 30,970
Commercial, industrial and other	1,533	1,650	5,611	4,608	4,416
Leases	294	536	621	575	4,670
Home equity and consumer	3,104	2,818	2,725	3,252	3,840
Real estate - mortgage	9,235	10,197	9,943	11,610	12,503
Total non-accruing loans	28,377	34,044	42,019	49,016	56,399
Property acquired through foreclosure or repossession	775	1,250	1,314	1,182	1,342
Total non-performing assets	$ 29,152	$ 35,294	$ 43,333	$ 50,198	$ 57,741

Loans past due 90 days or more	$ 1,828	$ 1,566	$ 2,343	$ 1,367	$ 1,304
Loans restructured and still accruing	$ 10,937	$ 10,776	$ 8,744	$ 8,856	$ 6,075

Ratio of allowance for loan and lease losses to total loans	1.39%	1.37%	1.38%	1.39%	1.41%
Non-performing loans to total loans	1.37%	1.63%	2.03%	2.40%	2.83%
Non-performing assets to total assets	1.02%	1.24%	1.52%	1.78%	2.11%
Annualized net charge-offs to average loans	0.63%	0.78%	0.83%	0.80%	0.86%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the quarter ended,
	Sept 30,	Jun 30,	Mar 31,	Dec 31,	Sept 30,
(dollars in thousands, except per share amounts)	2012	2012	2012	2011	2011
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 277,544	$ 246,941	$ 241,955	$ 241,303	$ 236,474
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	--	--	--	--	--
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 190,433	$ 159,830	$ 154,844	$ 154,192	$ 149,363

Shares outstanding at end of period (1)	29,691	26,993	26,963	26,836	26,804

Book value per share - GAAP (1)	$ 9.35	$ 9.15	$ 8.97	$ 8.99	$ 8.82

Tangible book value per share - Non-GAAP (1)	$ 6.41	$ 5.92	$ 5.74	$ 5.75	$ 5.57

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 190,433	$ 159,830	$ 154,844	$ 154,192	$ 149,363

Total assets at end of period	$ 2,859,647	$ 2,853,202	$ 2,852,347	$ 2,825,950	$ 2,741,768
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	--	--	--	--	--
Total tangible assets at end of period - Non-GAAP	$ 2,772,536	$ 2,766,091	$ 2,765,236	$ 2,738,839	$ 2,654,657

Common equity to assets - GAAP	9.71%	8.65%	8.48%	8.54%	8.62%

Tangible common equity to tangible assets - Non-GAAP	6.87%	5.78%	5.60%	5.63%	5.63%

Calculation of return on average tangible common equity
Net income - GAAP	$ 5,489	$ 5,453	$ 4,971	$ 5,116	$ 5,106

Total average common stockholders' equity	257,557	245,253	242,957	238,713	235,785
Less:
Average goodwill	87,111	87,111	87,111	87,111	87,111
Average other identifiable intangible assets, net	--	--	--	--	15
Total average tangible common stockholders' equity - Non - GAAP	$ 170,446	$ 158,142	$ 155,846	$ 151,602	$ 148,659

Return on average common stockholders' equity - GAAP	8.48%	8.94%	8.23%	8.50%	8.59%

Return on average tangible common stockholders' equity - Non-GAAP	12.81%	13.87%	12.83%	13.39%	13.63%

Calculation of efficiency ratio
Total non-interest expense	$ 16,968	$ 16,470	$ 16,275	$ 16,353	$ 18,040
Less:
Amortization of core deposit intangibles	--	--	--	--	(46)
Other real estate owned and other repossessed asset (expense) income	(13)	(38)	(38)	28	(336)
Long-term debt prepayment fee	--	--	--	--	(800)
Provision for unfunded lending commitments, net	(150)	(122)	56	3	(365)
Non-interest expense, as adjusted	$ 16,805	$ 16,310	$ 16,293	$ 16,384	$ 16,493

Net interest income	$ 23,655	$ 23,748	$ 23,946	$ 24,057	$ 24,351
Noninterest income	4,640	4,771	4,057	4,082	5,095
Total revenue	28,295	28,519	28,003	28,139	29,446
Plus: Tax-equivalent adjustment on municipal securities	230	244	264	269	269
Less: (gains) on investment securities	--	(241)	(32)	--	(785)
Total revenue, as adjusted	$ 28,525	$ 28,522	$ 28,235	$ 28,408	$ 28,930

Efficiency ratio - Non-GAAP	58.91%	57.18%	57.71%	57.67%	57.01%

(1) Adjusted for 5% stock dividend payable on April 16, 2012 to shareholders of record March 30, 2012.

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	For the Nine Months Ended,
	September 30	September 30
(dollars in thousands, except per share amounts)	2012	2011
Calculation of return on average tangible common equity
Net income - GAAP	$ 15,913	$ 14,735
Total average common stockholders' equity	$ 248,622	$ 230,689
Less:
Average goodwill	87,111	87,111
Average other identifiable intangible assets, net	--	221
Total average tangible common stockholders' equity - Non GAAP	$ 161,511	$ 143,357
Return on average common stockholders' equity - GAAP	8.55%	8.54%
Return on average tangible common stockholders' equity - Non-GAAP	13.16%	13.74%
Calculation of efficiency ratio
Total non-interest expense	$ 49,713	$ 51,798
Less:
Amortization of core deposit intangibles	--	(577)
Other real estate owned and other repossessed asset expense	(89)	(808)
Long-term debt prepayment fee	--	(800)
Provision for unfunded lending commitments	(217)	(378)
Non-interest expense, as adjusted	$ 49,407	$ 49,235
Net interest income	$ 71,349	$ 73,356
Noninterest income	13,468	14,035
Total revenue	84,817	87,391
Plus: Tax-equivalent adjustment on municipal securities	738	811
Less: gains on investment securities	(273)	(1,229)
Total revenue, as adjusted	$ 85,282	$ 86,973
Efficiency ratio - Non - GAAP	57.93%	56.61%
CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000